UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21878

Oppenheimer Rochester Maryland Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/31/2016

Item 1. Reports to Stockholders.

Annual Report 3/31/2016

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Rochester® Maryland Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal
			Bond Index
1-Year	0.74%	-4.05%	3.98%
5-Year	4.78	3.76	5.59
Since Inception (10/10/06)	2.46	1.93	4.79

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

This Fund was closed to new investors at the close of the New York Stock Exchange on March 24, 2016, subject to certain exceptions.

Our Twitter handle is @RochesterFunds.

2      OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of May 11, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The Puerto Rico Public Finance Corporation (PFC), which stopped making payments on August 1, 2015, failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Alejandro García Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including general obligation (G.O.) securities and bonds backed by sales tax revenues (COFINAs). The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Stephen Spencer, a financial advisor to bondholders, including OppenheimerFunds, said the step “could have unintended consequences and could ultimately prove harmful to the commonwealth’s citizens as well as bondholders.” Mr. Spencer also said that the new law threatened the agreement OppenheimerFunds and other bondholders had reached with PREPA, Puerto Rico’s electric utilities authority.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate has not voted on the amendments. Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” We believe that action by the U.S. Congress, if it passes a bill that is signed by the President, could supersede Puerto Rico’s debt moratorium law. Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

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Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. This Fund does not hold any securities issued by the GDB. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay plans to shift to a value-added tax (VAT); a new corporation was established to help PRASA, the Commonwealth’s aqueduct and sewer authority, borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments.

In Washington, D.C., legislators remained at odds about how to address Puerto Rico’s financial problems. On May 11, Rep. Nancy Pelosi said that House Democrats were “disappointed” in the latest version of the Republicans’ bill and that “another few days of back and forth” were still necessary. As of this writing, it was not clear when the measure would be discussed in committee or when it might reach the floor for a vote.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Maryland Municipal Fund provided high levels of tax-free income during the 12-month reporting period that ended March 31, 2016, despite the persistence of low interest rates. The Fund’s Class A shares generated a distribution yield of 5.47% at net asset value (NAV) at the end of this reporting period. The Fund’s Class A and Class Y shares were tied at first place in Lipper’s Maryland Municipal Debt Funds category for distribution yield as of the end of March 2016, and a taxable investment would have had to yield more than 9.23% to provide a greater benefit for taxpayers in Maryland’s highest 2015 income tax bracket. Tax-free income comprised 100% of the Fund’s total return this reporting period.

MARKET OVERVIEW

After its March 2016 meeting, the Federal Reserve Open Market Committee (FOMC) announced that the Fed Funds target interest rate would remain between 0.25% and 0.50%. Citing “global economic and financial developments that continue to pose risks,” the Fed also indicated that its members foresee two increases in this short-term rate during 2016, not four, as was mentioned in December 2015, when the Fed Funds target rate was increased to the range of 0.25% to 0.50%.

The average distribution yield in Lipper’s Maryland Municipal Debt Funds category was 3.23% at the end of this reporting period. At 5.47%, the distribution yield at NAV for this Fund’s Class A shares was 224 basis points higher than the category average.

In a statement following that increase, which occurred seven years to the day after it had been reduced to the range of zero to 0.25%, the Fed said steady job growth and a

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.47%

Dividend Yield with sales charge	5.21

Standardized Yield	4.90

Taxable Equivalent Yield	9.23

Last distribution (3/22/16)	$0.043

Total distributions (4/1/15 to 3/31/16)	$0.516
Endnotes for this discussion begin on page 20 of this report.

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near-normal unemployment rate of 5% were factors in its decision. The last increase – to 5.25% – was announced June 29, 2006. Fed officials also said they expected the economy to warrant only “gradual increases” over the next few years; in December 2015, FOMC members projected rate increases of one percentage point per year. At the time, the Fed suggested four rate hikes in 2016 but stressed that “rate increases could be faster or slower, based on economic data.”

In a speech late in this reporting period, Fed chair Janet Yellen returned to that theme, saying that “given the risks to the outlook, I consider it appropriate to proceed cautiously in adjusting policy.”

Throughout this reporting period, market watchers speculated about the timing and nature of FOMC decisions. Many predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise, citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective.”

In a speech after the September meeting, Ms. Yellen tried to quell the resulting market volatility saying, “it will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.” While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, and the Fed kept interest rates unchanged at the January 2016 meeting. At the time, the FOMC noted that economic growth had slowed since late 2015 and that inflation was running below the FOMC’s target level. While the 12-month core inflation rate (excluding food and energy prices) was 2.3% in January 2016, the Fed’s preferred inflation gauge for the same period was just 1.3%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On March 31, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined.

The average yield on 30-year, AAA-rated muni bonds was 2.79% on March 31, 2016, down 15 basis points from March 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.79% on March 31, 2016, down 26 basis points from the March 2015 date, and the average yield on 1-year, AAA-rated

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muni bonds was 0.44%, up 22 basis points from the March 2015 date.

Gov. Larry Hogan unveiled a $42.3 billion budget proposal in January 2016 that would reduce Maryland’s borrowing limit, shore up its fiscal reserves and provide about $37 million in fee reductions and tax relief for working families, senior citizens and select small businesses. The spending plan for fiscal 2017, which starts July 1, 2016, represents a 5% increase over the current budget.

The governor’s proposal would outsource about 800 government jobs while giving modest raises to the rest of the state’s workforce. It calls for an operating budget of $17.1 billion for education and other core services and anticipates both a $450 million surplus and a rainy day fund of more than $1.1 billion.

A team of private companies operating as Purple Line Transit Partners was selected by the Hogan administration to be the state’s partner in financing, designing, building and running the 16-mile Purple Line light rail project. If the $5.6 billion, 36-year deal is approved by the state’s Board of Public Works, construction would begin before January 2017. According to The Baltimore Sun, the Purple Line project is believed to be among the largest public-private partnerships in the country. Earlier in this reporting period, Gov. Hogan cancelled the proposed Red Line light rail project for Baltimore and reduced the state’s contribution to the Purple Line by $500 million. Instead, the state plans to increase highway spending by $1.4 billion for new construction and bridge and road repairs.

In July 2015, Maryland sold $500 million of general obligation (G.O.) bonds. The proceeds will be used to finance educational facilities and hospitals and to support housing, community development and water-quality programs.

While most states saw both credit upgrades and downgrades from Standard & Poor’s in 2015, Maryland was one of only six states that had no downgrades, according to an S&P report released in early March 2016.

As of March 31, 2016, Maryland’s G.O. bonds were rated AAA by Fitch Ratings, Aaa by Moody’s Investors Service and AAA by S&P. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Maryland Municipal Fund held more than 85 securities as of March 31, 2016. The Fund was invested in a

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broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Even as market conditions created pressure on the dividends of many fixed-income funds this reporting period, this Fund’s dividend trend demonstrated the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.3 cents per share throughout this reporting period. In all, the Fund distributed 51.6 cents per Class A share this reporting period.

At the end of March 2016, the Fund’s Class A and Class Y shares were tied for the top ranking in in Lipper’s Maryland Municipal Debt Funds category for distribution yield.

The tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 9.23%, based on the Fund’s standardized yield as of March 31, 2016, and the top federal and Maryland income tax rates for 2015. (Maryland has not officially released its 2016 tax rates.) As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 41.7% of the Fund’s total assets (43.8% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt and securities from many different sectors. In aggregate, the Fund’s holdings of bonds issued in Puerto Rico detracted from the Fund’s total return during this reporting period.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA (Puerto Rico’s electric utility authority) also made a full payment of $215 million.

Two authorities, the Puerto Rico Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency

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The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA

Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella	Charlie Pulire, CFA	Elizabeth Mossow,
CFA	Senior Portfolio	CFA
Senior Portfolio	Manager	Portfolio Manager
Manager

measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may

9 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weller, CFA	Bob Bertucci, CFA	Angela Uttaro

Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA

Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer	Clara Sanguinetti	Chad Osterhout

Credit Analyst	Credit Analyst	Credit Analyst

10 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA (Puerto Rico’s aqueduct and sewer authority) and PRHTA (its highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection. If the Court overturns the lower courts’ decisions, the case would likely be remanded to U.S. Federal District Court, where bondholders would have an opportunity to present additional arguments. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations continued to create significant pressure on the prices of their securities.

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On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. That deadline has since been extended to April 22.

Also late in this reporting period, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike. As of March 31, 2016, the Puerto Rico Senate had yet to vote on the legislation, which includes several prerequisites.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should

12 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016; however, as of that date, no “solution” had been put forth.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

U.S. Senate Democrats introduced a number of bills in late March: The proposed Puerto Rico Stability Act, which would give the Commonwealth restructuring capabilities, establish a nine-person oversight authority, and require the appointment of a chief financial officer and the development of a 5-year fiscal plan, among other things. The proposed Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act) would increase Medicaid funding and give island residents access to the Earned Income Tax Credit. And the proposed Territories Relief Act would give territories bankruptcy protection. The status of all three proposed acts was unclear as of March 31, 2016.

Late in this reporting period, the House Committee on Natural Resources, which has jurisdiction over U.S. territories, released a discussion draft of a bill to address Puerto Rico’s financial problems. The draft called for an independent oversight board that would be allowed to file petitions for debt restructuring, but debtors would first have to release “their most recent audited financial report and engage in voluntary debt

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restructuring discussions with creditors,” according to The Bond Buyer. The draft was roundly criticized by most parties, including Republicans, Democrats, Puerto Rican officials, and creditors.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision has delayed Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of March 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 20.0% of total assets (21.0% of net assets), and held several bonds issued in the Commonwealth of Puerto Rico. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. The sector was a positive contributor to the Fund’s total return.

As of March 31, 2016 the sales tax sector represented 15.9% of the Fund’s total assets (16.7% of net assets). Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. All of the sales tax revenue bonds held by the Fund this reporting period were issued in

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Guam, Puerto Rico and the U.S. Virgin Islands. Economic conditions in these territories were such that the sector detracted from the Fund’s performance this reporting period.

The Fund’s holdings in municipal bonds issued by utilities represented 11.0% of total assets (11.6% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 8.6% of total assets (9.0% of net assets) and sewer utilities with 2.5% of total assets (2.6% of net assets) as of March 31, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in Maryland as well as securities issued by PREPA and PRASA. Both the electric utilities and sewer sectors contributed positively to the Fund’s performance this reporting period.

As of March 31, 2016, the Fund was also invested in the municipal leases sector this reporting period, which accounted for 8.5% of the Fund’s total assets (8.9% of net assets), with bonds issued in Puerto Rico accounting for nearly all of the assets in this sector. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements. The sector detracted from the Fund’s performance this reporting period.

G.O. securities comprised 7.0% of total assets (7.4% of net assets) as of March 31, 2016.

At the end of this reporting period, securities issued in Puerto Rico accounted for about half of the assets in this sector, with the remainder consisting of bonds issued in Maryland and the Northern Mariana Islands. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers. Holdings in this sector contributed positively to the Fund’s performance this reporting period.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 6.4% of the Fund’s total assets (6.8% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, all of which were issued in the Commonwealth of Puerto Rico and the U.S. Virgin Islands, made all scheduled payments of interest and principal on time

15 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

and in full, and contributed positively to the Fund’s performance.

The Fund remained invested in the adult living facilities sector, which represented 6.1% of the Fund’s total assets (6.4% of net assets) as of March 31, 2016. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices. The sector contributed positively to the Fund’s performance this reporting period.

Many sectors in which the Fund maintained relatively smaller investments as of March 31, 2016 also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors focused on U.S. government obligations, Special Tax and Special Assessment, multifamily housing, tax increment financing, higher education and student housing, among others. The higher education sector included several bonds issued in Puerto Rico.

The highway/commuter facilities, marine/ aviation facilities and government appropriation sector detracted from the Fund’s performance this reporting period. The Fund’s holdings in these sectors were relatively small and included securities issued in Puerto Rico as of March 31, 2016.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases

16 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

17 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	20.0%

Sales Tax Revenue	15.9

Electric Utilities	8.6

Municipal Leases	8.5

General Obligation	7.0

Tobacco Master Settlement Agreement	6.4

Adult Living Facilities	6.1

U.S. Government Obligations	5.1

Special Tax	4.8

Sewer Utilities	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.0%	2.2%	5.2%

AA	12.3	0.0	12.3

A	17.1	0.0	17.1

BBB	18.7	5.3	24.0

BB or lower	37.2	4.2	41.4

Total	88.3%	11.7%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

18 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/16

	Without Sales	With Sales
	Charge	Charge
Class A	5.47%	5.21%
Class B	4.78	N/A
Class C	4.79	N/A
Class Y	5.47	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/16
Class A	4.90%
Class B	4.39
Class C	4.39
Class Y	5.15

TAXABLE EQUIVALENT YIELDS

As of 3/31/16
Class A	9.23%
Class B	8.27
Class C	8.27
Class Y	9.70

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception			Since
	Date	1-Year	5-Year	Inception
Class A (ORMDX)	10/10/06	0.74%	4.78%	2.46%
Class B (ORYBX)	10/10/06	-0.02	4.00	1.95
Class C (ORYCX)	10/10/06	-0.01	3.99	1.66
Class Y (ORYYX)	7/29/11	0.73	N/A	3.54
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16
	Inception			Since
	Date	1-Year	5-Year	Inception
Class A (ORMDX)	10/10/06	-4.05%	3.76%	1.93%
Class B (ORYBX)	10/10/06	-4.79	3.66	1.95
Class C (ORYCX)	10/10/06	-0.97	3.99	1.66
Class Y (ORYYX)	7/29/11	0.73	N/A	3.54

19 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

As of the close of the New York Stock Exchange on March 24, 2016, the purchase and exchange of shares of this Fund was restricted, subject to certain exceptions. Please see the prospectus supplement of this Fund for further information.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

20 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Distribution yields for Class A shares are based on dividends of $0.043 for the 28-day accrual period ended March 22, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 22, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0376, $0.0376 and $0.0431, respectively, for the 28-day accrual period ended March 22, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Maryland Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 31 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and Maryland tax rate of 46.9%; Maryland has not officially released its 2016 tax rates. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information

21 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

22 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

23 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2015	March 31, 2016	March 31, 2016
Class A	$ 1,000.00	$ 1,009.50	$ 6.20
Class B	1,000.00	1,005.70	9.88
Class C	1,000.00	1,006.80	9.88
Class Y	1,000.00	1,010.40	6.10

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.65	6.23
Class B	1,000.00	1,015.20	9.92
Class C	1,000.00	1,015.20	9.92
Class Y	1,000.00	1,018.95	6.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.23%
Class B	1.96
Class C	1.96
Class Y	1.21

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

24 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2016

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—103.2%

Maryland—48.5%
$25,000	Anne Arundel County, MD Solid Waste[1]	5.500%	09/01/2016	$25,092

500,000	Anne Arundel County, MD Special Obligation (National Business Park-North)[1]	6.100	07/01/2040	529,490

190,000	Baltimore, MD Convention Center	5.000	09/01/2019	190,718

655,000	Baltimore, MD Convention Center Hotel[1]	5.250	09/01/2039	666,200

400,000	Baltimore, MD Special Obligation (Consolidated Loan)[1]	5.000	06/15/2033	448,512

10,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)[1]	7.375	11/01/2019	10,032

200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.625	09/01/2038	200,690

15,000	Frederick County, MD Special Obligation (Lake Linganore)[1]	5.700	07/01/2029	15,175

35,000	Frederick, MD (Carrollton Apartments)[1]	5.800	09/01/2024	35,091

35,000	Frederick, MD (Carrollton Apartments)[1]	5.850	03/01/2028	35,083

25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	05/01/2022	25,058

25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.950	09/01/2038	25,244

50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375	12/15/2022	50,117

10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.950	07/01/2023	10,024

500,000	MD EDC Student Hsg. (Frostburg State University)[1]	5.000	10/01/2033	541,465

300,000	MD EDC Student Hsg. (Salisbury University)[1]	5.000	06/01/2030	323,226

650,000	MD EDC Student Hsg. (University of Maryland College Park)[1]	5.000	06/01/2027	793,825

1,000,000	MD GO1	5.000	08/01/2023	1,254,020

1,575,000	MD H&HEFA (Adventist Healthcare)[1]	6.250	01/01/2031	1,874,093

1,000,000	MD H&HEFA (Anne Arundel Medical Center)[1]	6.750	07/01/2039	1,187,120

600,000	MD H&HEFA (Charlestown Community)[1]	6.125	01/01/2030	684,252

1,025,000	MD H&HEFA (Charlestown Community)[1]	6.250	01/01/2045	1,164,349

1,000,000	MD H&HEFA (Charlestown Community)[1]	6.250	01/01/2041	1,137,370

1,500,000	MD H&HEFA (Doctors Community Hospital)[1]	5.750	07/01/2038	1,594,620

1,035,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2031	1,047,658

500,000	MD H&HEFA (Greater Baltimore Medical Center)[1]	5.750	07/01/2034	589,165

195,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	195,464

40,000	MD H&HEFA (Johns Hopkins Medical Institutional Parking System)[1]	5.000	07/01/2034	40,065

400,000	MD H&HEFA (Lifebridge Health)[1]	6.000	07/01/2041	467,284

1,000,000	MD H&HEFA (Medstar Health)[1]	5.000	08/15/2038	1,145,940

1,000,000	MD H&HEFA (Meritus Medical Center)[1]	5.000	07/01/2033	1,140,080

1,000,000	MD H&HEFA (Meritus Medical Center)[1]	5.000	07/01/2034	1,137,510

250,000	MD H&HEFA (Upper Chesapeake)[1]	6.000	01/01/2038	272,842

20,000	MD Industrial Devel. Finance Authority (American Center for Physics)[1]	4.900	12/15/2016	20,078

95,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)[1]	5.050	07/01/2028	95,199

10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)[1]	6.050	07/01/2026	10,025

25 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

Maryland (Continued)

$10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.000%	07/01/2020	$10,032

770,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.650	11/01/2033	775,244

30,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.550	11/01/2022	30,557

75,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	5.000	06/30/2019	75,298

2,300,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250	07/01/2035	2,309,683

3,049,616	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[2]	3.787 [3]	01/01/2037	325,364

				22,508,354

U.S. Possessions—54.7%

200,000	Guam Government Business Privilege[1]	5.000	01/01/2031	223,886

315,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	316,692

1,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125 [4]	07/01/2024	1,067,310

200,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	134,630

950,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	954,170

39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625 [3]	05/15/2057	681,375

950,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	967,043

550,000	Puerto Rico Commonwealth GO	5.625	07/01/2033	329,648

1,000,000	Puerto Rico Commonwealth GO	5.000	07/01/2020	613,670

1,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2036	606,710

500,000	Puerto Rico Commonwealth GO	6.000	07/01/2029	303,335

515,000	Puerto Rico Electric Power Authority, Series A5	5.050	07/01/2042	318,141

300,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2029	185,787

330,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2031	204,184

1,870,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2028	1,158,970

1,500,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2028	929,505

190,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2032	117,574

900,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2037	556,398

140,000	Puerto Rico Electric Power Authority, Series WW5	5.000	07/01/2028	86,754

750,000	Puerto Rico Electric Power Authority, Series XX5	5.250	07/01/2040	463,343

260,000	Puerto Rico Electric Power Authority, Series XX5	5.250	07/01/2035	160,729

1,500,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2030	932,925

480,000	Puerto Rico Infrastructure	6.000	12/15/2026	164,150

1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	581,393

400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	200,776

150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	03/01/2036	128,646

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	88,631

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	90,830

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	88,129

230,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700	05/01/2024	228,852

2,350,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	1,389,297

500,000	Puerto Rico Public Buildings Authority	6.500	07/01/2030	310,595

550,000	Puerto Rico Public Buildings Authority	6.250	07/01/2031	325,149

450,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	240,827

26 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$1,000,000	Puerto Rico Public Buildings Authority[1]	6.000%	07/01/2028	$1,017,320

500,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	310,300

750,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	465,682

2,000,000	Puerto Rico Public Finance Corp., Series B6	5.500	08/01/2031	237,500

10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130 [3]	08/01/2043	1,740,100

6,750,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750	08/01/2057	4,128,300

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000 [4]	08/01/2032	404,240

200,000	University of Puerto Rico, Series Q	5.000	06/01/2030	79,284

175,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	178,820

1,000,000	V.I. Public Finance Authority, Series A1	5.000	10/01/2032	1,110,950

545,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	545,153

				25,367,703

Total Investments, at Value (Cost $58,567,313)—103.2%				47,876,057

Net Other Assets (Liabilities)—(3.2)				(1,506,431)

Net Assets—100.0%				$46,369,626

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

EDC	Economic Devel. Corp.
GO	General Obligation
H&HEFA	Hospitals and Higher Education Facilities Authority
HP	HealthPartners
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

27 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016

Assets
Investments, at value (cost $58,567,313)—see accompanying statement of investments	$47,876,057

Cash	216,654

Receivables and other assets:
Interest	771,009
Other	48,793

Total assets	48,912,513

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	2,100,000
Shares of beneficial interest redeemed	318,926
Dividends	51,381
Distribution and service plan fees	9,566
Shareholder communications	8,519
Trustees’ compensation	4,016
Interest expense on borrowings	487
Other	49,992

Total liabilities	2,542,887

Net Assets	$46,369,626

Composition of Net Assets
Par value of shares of beneficial interest	$4,918

Additional paid-in capital	64,070,107

Accumulated net investment income	1,345,682

Accumulated net realized loss on investments	(8,359,825)

Net unrealized depreciation on investments	(10,691,256)

Net Assets	$46,369,626

28 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $21,618,817 and 2,289,314 shares of beneficial interest outstanding)	$9.44
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.91

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $450,374 and 47,789 shares of beneficial interest outstanding)	$9.42

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,837,077 and 2,320,431 shares of beneficial interest outstanding)	$9.41

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,463,358 and 260,741 shares of beneficial interest outstanding)	$9.45

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2016

Investment Income
Interest	$3,733,408

Expenses
Management fees	295,388

Distribution and service plan fees:
Class A	57,858
Class B	5,362
Class C	265,623

Transfer and shareholder servicing agent fees:
Class A	23,350
Class B	536
Class C	26,563
Class Y	3,258

Shareholder communications:
Class A	7,564
Class B	579
Class C	9,617
Class Y	900

Borrowing fees	164,953

Legal, auditing and other professional fees	73,278

Interest expense on borrowings	4,242

Trustees’ compensation	841

Custodian fees and expenses	512

Other	5,928

Total expenses	946,352
Less waivers and reimbursements of expenses	(144,314)

Net expenses	802,038

Net Investment Income	2,931,370

Realized and Unrealized Gain (Loss)
Net realized gain on investments	180,413

Net change in unrealized appreciation/depreciation on investments	(3,261,826)

Net Decrease in Net Assets Resulting from Operations	$(150,043)

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015

Operations
Net investment income	$2,931,370	$3,591,414

Net realized gain	180,413	1,680,545

Net change in unrealized appreciation/depreciation	(3,261,826)	(1,881,390)

Net increase (decrease) in net assets resulting from operations	(150,043)	3,390,569

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,257,201)	(1,570,681)
Class B	(24,791)	(36,533)
Class C	(1,232,243)	(1,465,747)
Class Y	(173,839)	(216,444)

	(2,688,074)	(3,289,405)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(4,320,042)	(5,070,165)
Class B	(217,285)	(158,375)
Class C	(8,073,450)	(1,592,621)
Class Y	(2,017,337)	440,675

	(14,628,114)	(6,380,486)

Net Assets
Total decrease	(17,466,231)	(6,279,322)

Beginning of period	63,835,857	70,115,179

End of period (including accumulated net investment income of $1,345,682 and $1,102,386, respectively)	$46,369,626	$63,835,857

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$9.89	$9.86	$11.27	$11.03	$9.75

Income (loss) from investment operations:
Net investment income[2]	0.56	0.57	0.63	0.54	0.60
Net realized and unrealized gain (loss)	(0.49)	(0.01)	(1.51)	0.26	1.28

Total from investment operations	0.07	0.56	(0.88)	0.80	1.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.53)	(0.53)	(0.56)	(0.60)

Net asset value, end of period	$9.44	$9.89	$9.86	$11.27	$11.03

Total Return, at Net Asset Value[3]	0.74%	5.78%	(7.77)%	7.35%	19.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,619	$27,125	$32,153	$49,561	$39,077

Average net assets (in thousands)	$23,330	$29,451	$40,049	$46,157	$39,554

Ratios to average net assets:[4]
Net investment income	5.85%	5.81%	6.15%	4.78%	5.71%
Expenses excluding specific expenses listed below	1.08%	1.02%	1.02%	0.92%	0.94%
Interest and fees from borrowings	0.32%	0.25%	0.25%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.03%	0.09%	0.08%	0.10%

Total expenses	1.40%	1.30%	1.36%	1.12%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.08%	1.14%	1.00%	1.02%

Portfolio turnover rate	17%	7%	7%	6%	12%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class B	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$9.87	$9.84	$11.25	$11.01	$9.74

Income (loss) from investment operations:
Net investment income[2]	0.49	0.50	0.55	0.46	0.52
Net realized and unrealized gain (loss)	(0.50)	(0.02)	(1.50)	0.26	1.27

Total from investment operations	(0.01)	0.48	(0.95)	0.72	1.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.45)	(0.46)	(0.48)	(0.52)

Net asset value, end of period	$9.42	$9.87	$9.84	$11.25	$11.01

Total Return, at Net Asset Value[3]	(0.02)%	5.00%	(8.42)%	6.57%	18.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$451	$697	$855	$1,732	$1,884

Average net assets (in thousands)	$535	$798	$1,252	$1,919	$1,657

Ratios to average net assets:[4]
Net investment income	5.07%	5.05%	5.35%	4.06%	4.95%
Expenses excluding specific expenses listed below	1.91%	1.82%	1.87%	1.76%	1.77%
Interest and fees from borrowings	0.32%	0.25%	0.25%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.03%	0.09%	0.08%	0.10%

Total expenses	2.23%	2.10%	2.21%	1.96%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.83%	1.85%	1.75%	1.77%

Portfolio turnover rate	17%	7%	7%	6%	12%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$9.86	$9.83	$11.24	$11.00	$9.73

Income (loss) from investment operations:
Net investment income[2]	0.49	0.50	0.55	0.46	0.52
Net realized and unrealized gain (loss)	(0.50)	(0.02)	(1.51)	0.26	1.27

Total from investment operations	(0.01)	0.48	(0.96)	0.72	1.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.45)	(0.45)	(0.48)	(0.52)

Net asset value, end of period	$9.41	$9.86	$9.83	$11.24	$11.00

Total Return, at Net Asset Value[3]	(0.01)%	5.01%	(8.48)%	6.57%	18.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,837	$31,315	$32,846	$48,085	$41,384

Average net assets (in thousands)	$26,527	$31,906	$38,458	$46,837	$36,863

Ratios to average net assets:[4]
Net investment income	5.09%	5.04%	5.36%	4.03%	4.96%
Expenses excluding specific expenses listed below	1.84%	1.77%	1.78%	1.68%	1.70%
Interest and fees from borrowings	0.32%	0.25%	0.25%	0.12%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.00%	0.03%	0.09%	0.08%	0.10%

Total expenses	2.16%	2.05%	2.12%	1.88%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.83%	1.89%	1.75%	1.77%

Portfolio turnover rate	17%	7%	7%	6%	12%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class Y	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.90	$9.86	$11.28	$11.03	$10.30

Income (loss) from investment operations:
Net investment income[3]	0.56	0.58	0.61	0.55	0.43
Net realized and unrealized gain (loss)	(0.49)	(0.01)	(1.50)	0.28	0.70

Total from investment operations	0.07	0.57	(0.89)	0.83	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.53)	(0.53)	(0.58)	(0.40)

Net asset value, end of period	$9.45	$9.90	$9.86	$11.28	$11.03

Total Return, at Net Asset Value[4]	0.73%	5.91%	(7.85)%	7.55%	11.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,463	$4,699	$4,261	$13,680	$8,867

Average net assets (in thousands)	$3,252	$4,037	$7,283	$11,844	$2,851

Ratios to average net assets:[5]
Net investment income	5.78%	5.82%	5.84%	4.86%	5.96%
Expenses excluding specific expenses listed below	0.82%	0.77%	0.77%	0.71%	0.65%
Interest and fees from borrowings	0.32%	0.25%	0.25%	0.12%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.00%	0.03%	0.09%	0.08%	0.10%

Total expenses	1.14%	1.05%	1.11%	0.91%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.05%	1.11%	0.91%	0.82%

Portfolio turnover rate	17%	7%	7%	6%	12%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016

1. Organization

Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those

36 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2016, including open tax years, and does not believe there are

37 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,138,047	$—	$8,359,576	$10,294,567

1. At period end, the Fund had $8,359,576 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$3,031,878
2018	1,169,362
No expiration	4,158,336

Total	$8,359,576

2. During the reporting period, the Fund utilized $180,413 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $1,663,707 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015

Distributions paid from:
Exempt-interest dividends	$2,629,243	$3,197,972
Ordinary income	58,831	91,433

Total	$2,688,074	$3,289,405

The aggregate cost of securities and other investments and the composition of unrealized

38 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$58,170,624

Gross unrealized appreciation	$2,340,678
Gross unrealized depreciation	(12,635,245)

Net unrealized depreciation	$(10,294,567)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available

39 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant

40 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

3. Securities Valuation (Continued)

event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

41 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Maryland	$—	$22,508,354	$—	$22,508,354
U.S. Possessions	—	25,367,703	—	25,367,703

Total Assets	$—	$47,876,057	$—	$47,876,057

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,000,000
Market Value	$237,500
Market Value as % of Net Assets	0.51%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $4,181,385, representing 9.02% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

42 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

43 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	232,922	$2,231,875	317,504	$3,142,526
Dividends and/or distributions reinvested	105,080	1,006,176	126,263	1,251,026
Redeemed	(790,386)	(7,558,093)	(961,963)	(9,463,717)

Net decrease	(452,384)	$(4,320,042)	(518,196)	$(5,070,165)

Class B
Sold	40	$379	4,772	$46,907
Dividends and/or distributions reinvested	2,303	22,031	3,353	33,159
Redeemed	(25,154)	(239,695)	(24,347)	(238,441)

Net decrease	(22,811)	$(217,285)	(16,222)	$(158,375)

Class C
Sold	413,238	$3,937,268	498,309	$4,931,994
Dividends and/or distributions reinvested	73,544	701,784	78,413	774,463
Redeemed	(1,342,168)	(12,712,502)	(741,577)	(7,299,078)

Net decrease	(855,386)	$(8,073,450)	(164,855)	$(1,592,621)

Class Y
Sold	166,571	$1,593,673	359,106	$3,525,917
Dividends and/or distributions reinvested	12,318	118,234	10,693	106,046
Redeemed	(393,008)	(3,729,244)	(326,939)	(3,191,288)

Net increase (decrease)	(214,119)	$(2,017,337)	42,860	$440,675

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$9,006,890	$20,840,955

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Next $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

44 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	170
Accumulated Liability as of March 31, 2016	1,168

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the

45 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class B	Class C
	Class A	Contingent	Contingent
	Front-End	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor

March 31, 2016	$1,722	$2,940	$3,717

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to

46 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the period ended, the Manager reimbursed $65,698, $1,891, $76,106 and $619 for Class A, Class B, Class C and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

Cross-Trades. The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Funds managed by the Manager (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities by the Fund from or to another fund that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the reporting period, the Fund had $3,048,613 in sales considered cross-trades, resulting in $157,222 of realized gain/(loss).

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the

47 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5875% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.23% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.5875%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,314,208
Average Daily Interest Rate	0.333%
Fees Paid	$75,428
Interest Paid	$3,755

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s

48 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Statement of Operations and equal 0.09% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$41,112

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

49 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Maryland Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Maryland Municipal Fund, including the statement of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Maryland Municipal Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

May 27, 2016

50 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 97.81% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

51 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005);Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios

54 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Mary F. Miller, Continued	in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010).Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003),Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

55 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013- December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2006) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999-November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999- 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993). An officer for the Fund and other Oppenheimer funds.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015 to February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012 – March 2015) and Deputy Chief Legal Officer (April 2013 – March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008 – September 2009) and Deputy General Counsel (October 2009 – February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s

Trustees and Officers and is available without charge upon request by calling 1.800. CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

59 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

60 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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63 OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0567.001.0316 May 27, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $34,000 in fiscal 2016 and $33,100 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,404 in fiscal 2016 and $2,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $495,440 in fiscal 2016 and $890,608 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $521,665 in fiscal 2016 and $550,189 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,021,509 in fiscal 2016 and $1,443,297 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Maryland Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date: 5/13/2016